UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

Network-1 Technologies, Inc.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identity the filing for which the offsetting fee was paid previously. Identity the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Network-1 Technologies, Inc.

65 Locust Avenue, Third Floor

New Canaan, Connecticut 06840

August 5, 2022

Dear Network-1 Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Network-1 Technologies, Inc. (the “Company”) which will be held on Tuesday, September 20, 2022, at 10:00 A.M. (Eastern Time), virtually, via a live audio webcast at https://web.lumiagm.com/201466103. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the Internet. The Annual Meeting is being held entirely online due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well being of our directors and stockholders. No physical meeting will be held. You will be able to attend the meeting, vote and submit your questions at such website during the meeting.

Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet or virtually at the Annual Meeting, or you also may vote by mailing a proxy card or by telephone. Please review the instructions on the proxy card regarding your voting options.

Cordially,

/s/ Corey M. Horowitz

Corey M. Horowitz

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the Internet or by telephone by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save the Company the extra expense associated with additional solicitation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote on your behalf in the election of directors (Proposal 1), approval of the 2022 Stock Incentive Plan (Proposal 2) or the non-binding advisory Say on Pay Vote (Proposal 3) unless you provide specific instructions to your broker, bank or other nominee by completing and returning any voting instruction form that your broker, bank or other nominee provides or following instructions that allow you to vote your broker-held shares via telephone or the Internet. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares virtually during the Annual Meeting.

NETWORK-1 TECHNOLOGIES, INC.

65 Locust Avenue, Third Floor

New Canaan, Connecticut 06840

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 20, 2022

To the Stockholders of Network-1 Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Network-1 Technologies, Inc. (the “Company”) will be held on Tuesday, September 20, 2022, at 10:00 A.M. (Eastern Time), virtually, via a live audio webcast on the Internet at https://web.lumiagm.com/201466103, for the following purposes.

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);
2.	To approve the Network-1 Technologies, Inc. 2022 Stock Incentive Plan (Proposal 2);
3.	To cast a non-binding, advisory vote to approve the compensation of our named executive officers (“Say on Pay Vote”) (Proposal 3);
4.	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 4); and
5.	To transact such other business as may properly come before the Annual Meeting (including any adjournments or postponements thereof).

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast on the Internet. No physical meeting will be held. Only stockholders of record at the close of business on July 26, 2022 are entitled to receive the notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

If your shares are registered in your name with American Stock Transfer & Trust Company LLC (“AST”), the Company’s transfer agent, and you wish to attend the online-only virtual meeting, go to https://web.lumiagm.com/201466103, enter the 11 digit voter control number you received on your proxy card or proxy materials and the password for the Annual Meeting, which is network2022. We encourage you to use ample time for online check-in which will begin at 9:00 A.M. (Eastern Time) on the day of the Annual Meeting.

If your shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the shares. Beneficial owners of shares who wish to attend the online-only virtual meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and then register in advance to virtually attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to virtually attend the Annual Meeting, you must submit a copy of your legal proxy reflecting the number of your shares along with your name and e-mail address to American Stock Transfer and Trust Company, LLC. Request for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to: American stock Transfer & Trust LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York 11219. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00p.m. (Eastern Time) on September 13, 2022.

Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and, accordingly, unanimously recommends a vote “FOR” such nominees. The Board of Directors also recommends that you vote “FOR” the approval of the 2022 Stock Incentive Plan, “FOR” the Say on Pay Vote and “FOR” ratifying the appointment of Friedman LLP as the Company’s independent registered public accounting firm.

By Order of the Board of Directors,

August 5, 2022	/s/ Corey M. Horowitz
Corey M. Horowitz
Chairman, Chief Executive Officer and Chairman of the Board of Directors

TABLE OF CONTENTS

GENERAL INFORMATION	1
Record Date	1
Quorum	1
Shares Outstanding	2
Shareholders of Record/Beneficial Owners	2
Voting	2
Revoking Your Proxy	3
Votes Required to Adopt Proposals and Abstentions and Broker Non-Votes	4
Effect of Not Casting Your Vote	5
Effect of Abstentions and Broker Non-Votes	5
Voting Instructions	6
Tabulating the Vote	6
Voting Results	6
Solicitation/Costs	6
Virtual Annual Meeting	7
Submitting a Question	7
Technical Difficulties	7
PROPOSAL 1 - ELECTION OF DIRECTORS	8
CORPORATE GOVERNANCE	11
Director Independence	11
Board Leadership Structure	11
Board Oversight of Risk	11
Meetings of the Board of Directors and Board Committees	11
Board Committees	11
Anti-Hedging and Anti-Pledging Policies	13
Code of Ethics	13
Communications with the Board	13
CONSIDERATION OF DIRECTOR NOMINEES	13
DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS	14
COMPENSATION OF DIRECTORS	15
EXECUTIVE OFFICERS	16
EXECUTIVE COMPENSATION	16
Named Executive Officers	16
Compensation Overview	16
Summary Compensation Table	17
Narrative Disclosure to Summary Compensation Table	18
Outstanding Equity Awards At Year-End	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
AUDIT COMMITTEE REPORT	23

PROPOSAL 2 - APPROVAL OF THE NETWORK-1 TECHNOLOGIES, INC. 2022 STOCK INCENTIVE PLAN	24
Proposal	24
Summary of Material Features of the Plan	25
Rationale for Adoption of the 2022	26
Summary of the Plan	26
New Plan Benefits	30
Tax Aspects Under the Code	30
Equity Compensation Plan Information	32
PROPOSAL 3 - NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER COMPENSATION	33
PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
Audit Fees	34
Audit Related Fees, Tax Fees and All Other Fees	34
Audit Committee Pre-Approval Policies and Procedures	34
STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING	35
OTHER INFORMATION	36

NETWORK-1 TECHNOLOGIES, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD TUESDAY, SEPTEMBER 20, 2022

GENERAL INFORMATION

Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Network-1 Technologies, Inc. and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2022 Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held at 10:00 A.M. (Eastern Time) on Tuesday, September 20, 2022, virtually, via live audio webcast on the Internet at https://web.lumiagm.com/201466103.  The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast on the Internet. The Annual Meeting is being held entirely online due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well being of our directors and stockholders. No physical meeting will be held. You will be able to attend the Annual Meeting, vote and submit your questions at such website during the meeting.

In this Proxy Statement the terms “Network-1”, the “Company”, “we”, “us”, and “our” refer to Network-1 Technologies, Inc.  The address and telephone number of our principal executive offices is Network-1 Technologies, Inc., 65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840, telephone: (203) 920-1055. This Proxy Statement, the accompanying proxy card and our 2022 Annual Report will be first sent on or about August 5, 2022 to all stockholders of record as of July 26, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 20, 2022: This Proxy Statement and the Company’s 2021 Annual Report are available for review on the Internet at http://www.network-1.com/sec/proxy2022/.

Record Date	July 26, 2022; only stockholders of record of the Company’s common stock at the close of business on July 26, 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.
Quorum

A majority of the shares of all issued and outstanding stock entitled to vote on the Record Date must be present in person at the Annual Meeting or represented by proxy to constitute a quorum.

Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

1

Shares Outstanding	As of July 26, 2022 (Record Date) there were 23,791,194 shares of Network-1’s common stock issued and outstanding.
Shareholders of Record/ Beneficial Owners	If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, you are a shareholder of record with respect to those shares. If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name”. As a beneficial owner, you have the right to instruct your brokerage firm, bank or other nominee how to vote your shares. Most individual shareholders are beneficial owners of shares held in “street name”.
Voting

Each share of Network-1 common stock has one vote on each matter. Only shareholders of record as of the close of business on the Record Date (July 26, 2022) are entitled to vote at the Annual Meeting.

There are four ways a stockholder of record can vote:

(1) By Internet: you may vote over the Internet by following the instructions provided on the proxy card;
(2) By Telephone: you may vote by telephone by following the instructions on the proxy card;
(3) By Mail: you may complete, sign and return the accompanying proxy card, in the postage-paid envelope provided; and
(4) Virtually: if you are a stockholder of record as of the Record Date, you may vote virtually at the meeting at https://web.lumiagm.com/(password: network2022). You will need the 11 digit voter control number included on your proxy card and the meeting password: network2022. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting, revoking their earlier submitted proxy, and voting virtually.

2

If you hold your shares as a beneficial owner (in street name) through a broker, bank or other nominee, you must first obtain a valid legal proxy from your bank, broker, or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker, or other nominee included with these proxy materials, or contact your bank, broker, or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker, or other nominee to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC (“AST”). Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company, LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M. (Eastern Time), on Tuesday, September 13, 2022.

Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Revoking Your Proxy	Stockholders of record may revoke their proxies at any time before the voting is closed at the Annual Meeting. You may revoke your proxy by attending the Annual Meeting and voting virtually, by filing an instrument in writing revoking your proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is closed at the Annual Meeting, or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank, broker or other nominee, you may revoke any prior instructions by contacting that organization.

3

Votes Required to Adopt Proposals and Abstentions and Broker Non-Votes	The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes. If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposals listed below:

Proposal	Vote Required for Approval of Each Item	Abstentions or Withheld Votes (for Election of Directors)	Broker Non-Votes
(1) Election of Directors	Each director shall be elected by a plurality of the votes (greatest number of votes FOR) of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (Proposal 1).	No effect on this proposal	No effect on this proposal
(2) Approval of the 2022 Stock Incentive Plan	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required to approve this proposal.	Counted as “against”	No effect on this proposal
(3) Advisory Vote on Say on Pay Vote	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 is required to approve this proposal.	Counted as “against”	No effect on this proposal
(4) Ratification of Appointment of Auditors	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4 is required to approve this proposal.	Counted as “against”	Not applicable since brokerage firms or banks have discretionary authority to vote on this proposal

4

Effect of Not Casting Your Vote	If you are a beneficial owner and hold your shares in street name and want your shares to count in the election of directors (Proposal 1), approval of the 2022 Stock Incentive Plan (Proposal 2) or the Say on Pay Vote (Proposal 3), you will need to instruct your broker, bank or other nominee how you want your shares voted. If you hold your shares in street name and you do not instruct your brokerage firm, bank or other nominee how to vote in the election of directors (Proposal 1), approval of the 2022 Stock Incentive Plan (Proposal 2) or the Say on Pay Vote (Proposal 3), no vote will be cast on your behalf on any of these proposals for which you did not provide voting instructions. Your brokerage firm, bank or other nominee will only have the discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4).
If you are a shareholder of record and do not return your proxy or attend the Annual Meeting, your shares will not be considered present at the Annual Meeting for voting purposes or determining whether we have a quorum and no vote will be cast for your shares at the Annual Meeting.
Effect of Abstentions and Broker Non-Votes	Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal 4, the ratification of the appointment of Friedman LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted on the election of directors (Proposal 1), approval of the 2022 Stock Incentive Plan (Proposal 2) or the Say on Pay Vote (Proposal 3) unless you affirmatively provide the broker with instructions on how to vote.

5

Voting Instructions	If you complete and submit your proxy voting instructions, the persons appointed by the Board as proxies (the persons named in the proxy card) will vote your shares as instructed. If you submit your proxy card but do not direct how your shares should be voted on each item, the persons named as proxies by the Board will vote FOR the election of the nominees for directors named in this proxy statement, FOR the approval of the 2022 Stock Incentive Plan, FOR the advisory Say on Pay Vote, and FOR the ratification of the appointment of Friedman LLP as our independent registered public accounting firm. With respect to the election of the nominees for director, proxies that direct the proxy holders appointed by the Board (the persons named in the proxy card) to withhold voting will not be voted. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting, or any postponement or adjournment thereof, in accordance with their best judgment, although the Board is not aware of any other matters other than those set forth in the Proxy Statement that will be presented for voting at the Annual Meeting.
Tabulating the Vote	Votes will be counted and certified by one or more Inspectors of Election who are expected to be an employee of American Stock Transfer & Trust Company, LLC, the transfer agent for the Company’s common stock, and a representative of the legal counsel to the Company.
Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Solicitation/Costs	We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

6

Virtual Annual Meeting	The Annual Meeting is being held entirely online due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well being of our directors and stockholders. Hosting a virtual annual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location.
You will be able to participate in the Annual Meeting of Stockholders online and submit your questions during the meeting by visiting https://web.lumiagm.com/201466103. To be admitted to the Annual Meeting, you must enter the 11 digit voter control number included in your proxy materials or on your proxy card and the password for the Annual Meeting, which is network2022. We encourage you to allow ample time for online check-in, which will begin at 9:00 a.m. Eastern Time on the day of the Annual Meeting. We recommend that you carefully review the procedures to gain admission virtually to the Annual Meeting in advance. You will also be able to vote your shares electronically prior to or during the Annual Meeting.
Submitting a Question	If you want to submit a question during the Annual Meeting, log into https://web.lumiagm.com/201466103 (password: network2022). We intend to answer properly submitted questions that are pertinent to the Company and the meeting matters, as time permits. However, we reserve the right to edit inappropriate language to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. The questions and answers will be available as soon as practicable after the Annual Meeting a http://www.network-1.com/sec/proxy2022/ and will remain available for one week after posting.
Technical Difficulties	If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

7

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director’s earlier resignation or removal. The Company’s Board of Directors has fixed the number of members of the Board of Directors at five members.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the five persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve (or for whatever reason declines to serve) at the time of the Annual Meeting, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, who are presently members of the Company’s Board of Directors and the one nominee (Jonathan Greene) who is not presently on the Board, has indicated to the Board of Directors of the Company that he or she will be available to serve.

All nominees have been recommended by the Company’s Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company. Also included in the table below is information each director has given us about all positions he or she holds, the director’s principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Network-1 and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Corey M. Horowitz	67	Chairman, Chief Executive Officer and Chairman of the Board of Directors	April 1994
Jonathan Greene	60	Executive Vice President	—
Emanuel R. Pearlman	62	Director	January 2012
Niv Harizman	58	Director	December 2012
Allison Hoffman	51	Director	December 2012

8

Corey M. Horowitz has been our Chairman and Chief Executive Officer since December 2003. Mr. Horowitz has also served as Chairman of our Board of Directors since January 1996 and has been a member of our Board of Directors since April 1994. In December 2018, Mr. Horowitz became a member of the Board of Managers of ILiAD Biotechnologies, LLC, a privately held biotechnology company, in connection with our investment in the company. Mr. Horowitz is also a member of the Life Sciences Institute Leadership Council at the University of Michigan. We believe Mr. Horowitz’s qualifications to serve on our Board of Directors include his significant experience and expertise as an executive in the intellectual property field, his understanding of our intellectual property and the patent acquisition, licensing and enforcement business combined with his private equity and corporate transactional experience.

Jonathan Greene is a nominee for our Board of Directors. Mr. Greene has served as our Executive Vice President in October 2013. He served as a consultant to the Company from December 2004 until March 2013, providing technical and marketing analysis for our intellectual property portfolio. Mr. Greene became an employee of Network-1 in March 2013. From April 2006 to February 2009, Mr. Greene served as a marketing consultant for Avatier Corporation, a developer of identity management software. From August 2003 until December 2004, he served as a consultant to Neartek, Inc., a storage management software company (August 2003 until October 2003) and Kavado Inc., a security software company (November 2003 until December 2004). From January 2003 until July 2003, Mr. Greene served as Director of Product Management for FalconStor Software, Inc. (OTC:FALC), a storage management software company. From December 2001 through December 2002, Mr. Greene served as Senior Vice President of Marketing and Business Development of Network-1, at a time when Network-1 was engaged in the development, marketing and licensing of security software. We believe Mr. Greene’s qualifications to serve on our Board include his technical expertise and analysis of our intellectual property and opportunities in the patent, licensing and enforcement business.

Emanuel R. Pearlman has been a member of our Board of Directors since January 2012, where he serves as Chairman of our Audit Committee and a member of our Nominating and Corporate Governance Committee. Mr. Pearlman currently serves as the Chairman and Chief Executive Officer of Liberation Investment Group, a New York based investment management and financial consulting firm, which he founded in January 2003. From March 2022 to April 2022, Mr. Pearlman served as a member of the Board of Directors and Chair of the Strategic Review Committee of Redbox Entertainment, Inc. (NASDAQ:RDBX), an entertainment company that provides consumers access to a large variety of content across digital and physical media. From October 2020 to September 2021, Mr. Pearlman served as a member of the Board of Directors of Atlas Crest Investment Corp. (NYSE:ACIC) and during the period February 2021 until June 2022, he served on the Board of Directors of Atlas Crest Investment Corp. II (NYSE: ACII), each entity is a special purpose acquisition company (SPAC). Mr. Pearlman also serves as Chairman of the Audit Committee and a member of the Compensation Committee and Nomination & Governance Committee of Atlas Crest Investment Corp. and held the same committee positions for Atlas Crest Investment Corp. II during the period February 2021 until June 2022. Mr. Pearlman served as Executive Chairman of Empire Resorts, Inc. (NASDAQ: NYNY) from June 2016 until November 2019, served as Non-Executive Chairman of the Board from September 2010 through May 2016, and served on the Board of Directors from May 2010 to November 2019. Mr. Pearlman was a member of the Board of Directors of CEVA Logistics, AG (SIX:CEVA) from May 2018 until October 2019 and served on its Audit Committee from May 2018 through October 2019 and its Nomination and Governance Committee from May 2018 through May 2019. From June 2013 through May 2018, he served on the Board of Directors of CEVA Holdings, LLC. From May 2017 through September 2017, Mr. Pearlman served on the Board of Directors of ClubCorp Holdings, Inc. (NYSE:MYCC), where he served on the Strategic Review Committee. We believe Mr. Pearlman’s qualifications to serve on our Board include his significant investment and financial experience and expertise combined with his Board experience.

9

Niv Harizman has been a director of our company since December 2012. Mr. Harizman is a Managing Member of Tyto Capital Partners LLC, a private investment firm specializing in debt and equity investments in middle market companies and special situations, a position he has held since August 2010. Since March 2010, Mr. Harizman has also been the Managing Member of NHK Partners LLC, an entity that makes private investments and provides consulting services. Since November 2013, Mr. Harizman has been affiliated with Riverside Management Group, a merchant banking firm, and BCW Securities LLC, its affiliated broker-dealer. From May 2005 to March 2010, Mr. Harizman was a Founding Partner and Head of Corporate Finance at Plainfield Asset Management LLC, which was a privately held registered investment adviser focused on alternative investments. From May 2000 until May 2005, Mr. Harizman was a member of the Mergers & Acquisitions Group of Credit Suisse First Boston LLC, where he was a Managing Director from 2001-2005 and a Director from 2000 to 2001. From 1995 until 2000, Mr. Harizman was employed by Bankers Trust and its successors including BT Alex. Brown Incorporated and Deutsche Bank in various investment banking positions in the Mergers & Acquisitions Group and Leveraged Finance Group. We believe Mr. Harizman’s qualifications to serve on our Board include his significant investment and financial transactional experience and expertise.

Allison Hoffman has been a director of our company since December 2012. Since August 2020, Ms. Hoffman has served as General Counsel of Phreesia, Inc. (NYSE:PHR), a leading provider of software solutions that healthcare organizations use to manage the patient intake process. From January 2016 until August 2020, Ms. Hoffman served as Chief Legal Officer and Chief Administrative Officer at Intersection Parent, Inc., an urban experience company that utilizes technology to make cities better, including bringing free Wi-Fi throughout New York City. From September 2013 to December 2015, Ms. Hoffman served as Executive Vice President, General Counsel and Corporate Secretary of Martha Stewart Living Omnimedia, Inc. (NYSE:MSO), a media and merchandising company providing consumers with high quality life style content and products. From December 2012 until September 2013, she provided legal services to Martha Stewart Living Omnimedia, Inc. From January 2007 until September 2012, Ms. Hoffman served as Senior Vice President, Chief Legal Officer and Secretary of ALM Media, LLC, a leading provider of specialized news and information for the legal and commercial real estate sectors. We believe that Ms. Hoffman’s qualifications to serve on our Board include her extensive legal background and transactional experience.

10

CORPORATE GOVERNANCE

Director Independence

Our stock is listed on the NYSE American LLC under the symbol “NTIP”. Three of our current five directors, Emanuel Pearlman, Allison Hoffman and Niv Harizman, are considered independent directors in compliance with the standard of independence in Rule 803A(2) of the NYSE American LLC Company Guide.

Board Leadership Structure

Corey M. Horowitz, our Chairman and Chief Executive Officer, serves as Chairman of our Board of Directors. The Company does not have a lead independent director. The majority of the members of our Board of Directors are independent and all members of Board committees (including Chairpersons) are independent. The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.

Board Oversight of Risk

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

Meetings of the Board of Directors and Board Committees

During the year ended December 31, 2021, our Board held five meetings and acted by unanimous consent in lieu of meeting on one occasion. Board committees held meetings and acted by unanimous consent during the year ended December 31, 2021 as follows: Audit Committee – four meetings and acted by unanimous consent in lieu of meeting on two occasions; Compensation Committee – acted by unanimous consent in lieu of meeting on two occasions; and Nominating and Corporate Governance Committee – one meeting. During 2021, each of our directors attended at least seventy-five percent of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings of all Board committees on which they served.

Our current policy strongly encourages that all of our directors attend all Board and Committee meetings and our Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance. All of our directors attended the Annual Meeting of Stockholders last year.

Board Committees

Our Board of Directors currently has four standing committees: an Audit Committee; a Compensation Committee; a Nominating and Corporate Governance Committee and a Strategic Development Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee has a charter. These charters are available on our website at: http://ir.Network-1.com/governance-docs. Each member of each committee is an “independent” director under the standards of the NYSE American LLC Company Guide. Three of our current five directors, Emanuel Pearlman, Allison Hoffman and Niv Harizman, are considered independent directors in compliance with the standard of independence in Section 803A(2) of the NYSE American LLC Company Guide.

11

Audit Committee

Our Board of Directors has a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and Section 803B of the NYSE American LLC Company Guide, consisting of Emanuel Pearlman (Chairman) and Allison Hoffman. Emanuel Pearlman and Allison Hoffman each qualify as an audit committee financial expert under applicable SEC rules. Mr. Pearlman and Ms. Hoffman also qualify as “independent” as independence for audit committee members is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Section 803B(2) of the NYSE American LLC Company Guide.

The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) selecting and evaluating the qualifications and independence of our independent registered public accounting firm, (iv) evaluating the performance of our internal audit function and independent registered public accounting firm, and (v) our internal controls and procedures.

Compensation Committee

The Compensation Committee consists of Allison Hoffman (Chairperson) and Niv Harizman. The Compensation Committee is appointed by our Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of our executive officers and directors. The Compensation Committee has overall responsibility for evaluating and approving the officer and director compensation plans, policies and programs of the Company.

Nominating and Corporate Governance Committee

Our Board has a Nominating and Corporate Governance Committee consisting of Niv Harizman (Chairman) and Emanuel Pearlman. The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board a set of corporate governance policies for the Company, establishing criteria for selecting new directors, and identifying, screening and recruiting new directors.  The Committee also recommends to the Board nominees for directors and recommends directors for committee membership to the Board.

Strategic Development Committee

We also have a Strategic Development Committee to assist our Chairman and Chief Executive Officer in strategic development and planning of our business relating to identifying potential strategic partners, acquisition of new IP and other acquisition opportunities. The Committee also assists in capital markets related activities. Niv Harizman is the sole member of the Strategic Development Committee.

12

Anti-Hedging and Anti-Pledging Policies

Certain transactions in our securities (such as short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material non-public information or otherwise is not permitted to trade in company securities. Our insider trading policies prohibit all directors and executive officers from hedging transactions, buying our securities on margin, or holding such securities in a margin account, buying or selling derivatives on our securities, engaging in short sales involving such securities or pledging our securities as collateral for a loan.

Code of Ethics

We have adopted a Code of Ethics that applies to our executive officers, directors and employees. Copies of our Code of Ethics can be obtained, without charge, upon written request addressed to:

Network-1 Technologies, Inc.

65 Locust Avenue, Third Floor

New Canaan, Connecticut 06840

Attention: Chief Executive Officer

Communications with the Board

The Board of Directors, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Network-1 Technologies, Inc. c/o Corporate Secretary, 65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840. Stockholders should identify their communication as being from a Network-1 stockholder. Our Corporate Secretary may require reasonable evidence that the communication or other submission is made by a Network-1 stockholder before transmitting the communication to our Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to our Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Network-1 Technologies, Inc., 65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840.

The Nominating and Corporate Governance Committee will consider nominees recommended by Network-1 stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate’s qualifications, and complies with the procedures set forth below under “Deadline and Procedures for Submitting Board Nominations”. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NYSE American LLC rules, or, alternatively, a statement that the recommended candidate would not be so barred. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Corporate Governance Committee receive. A nomination which does not comply with the above requirements will not be considered.

13

The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. When reviewing candidates to our Board, the Nominating and Corporate Governance Committee considers the evolving needs of the Board and seeks candidates that fill any current or anticipated future needs. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Network-1. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Nominating and Corporate Governance Committee in its discretion; (ii) qualities reflecting a proven record of accomplishment and ability to work with others; (iii) knowledge of our industry; (iv) relevant experience and knowledge of corporate governance practices; and (v) expertise in an area relevant to Network-1. Such persons should not have commitments that would conflict with the time commitments of a Director of Network-1. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Nominating and Corporate Governance Committee. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Board and the Nominating and Corporate Governance Committee believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee and the Board consider the entirety of each candidate’s credentials in the context of the foregoing standards.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A stockholder wishing to nominate a candidate for election to our Board of Directors at a meeting of our stockholders must (i) be a stockholder of record at the time of giving of notice provided for in our Bylaws; (ii) be entitled to vote at the meeting; and (iii) comply with the procedures set forth in Section 8 of our Bylaws and applicable law. The required notice must be delivered personally to or mailed to and received by our Corporate Secretary at our principal executive offices (currently located at 65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840), not earlier than the close of business on the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting; provided, further, in the event that less than 100 days notice of prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the 10th day following the earlier of (i) the day on which notice of the annual meeting was mailed, or (ii) such public disclosure was first made of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

14

COMPENSATION OF DIRECTORS

In 2021, we compensated each non-management director of our Company by granting to each such outside director an award of 15,000 restricted stock units (each restricted stock unit represents a contingent right to receive one share of our common stock). The restricted stock units vested in equal amounts of 3,750 units on each of March 15, 2021, June 15, 2021, September 15, 2021 and December 15, 2021. In addition, we pay our non-management directors cash director fees of $40,000 per annum ($10,000 per quarter). Non-management directors also receive additional cash compensation on an annual basis for serving on the following Board committees:  Audit Committee – Chairperson receives $7,500 and members receive $5,000 and the Chairperson and member of each of the Compensation Committee and Nominating and Corporate Governance Committee receives annual fees of $3,750 and $2,500, respectively.

The Board of Directors, based upon the recommendation of the Compensation Committee, may review and determine the form and amount of directors’ compensation, including cash, equity-based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

The following table sets forth the compensation awarded to, earned by or paid to all persons who served as members of our Board of Directors other than our Named Executive Officers (as defined on page 17 hereof) during the year ended December 31, 2021. No director who is also a Named Executive Officer received any compensation for services as a director in 2021.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2) (3)	All other compensation ($)(4)	Total ($)
Emanuel Pearlman	$50,000	$46,988	$1,125	$98,113
Niv Harizman	$46,250	$46,988	$1,125	$94,363
Allison Hoffman	$48,830	$46,988	$1,125	$96,943

___________________________

(1)	Represents director’s fees payable in cash to each non-management director of $10,000 per quarter (or $40,000 per annum) for 2021 plus additional cash fees for serving on Board committees as disclosed above.
(2)	The amounts included in this column represent the grant date fair value of restricted stock unit awards (RSUs) granted to directors, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions see Note B[10] to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. The 15,000 RSUs granted to each non-management director vested on a quarterly basis beginning March 15, 2021. Each restricted stock unit represents the contingent right to receive one share of our common stock.
(3)	As of December 31, 2021, no stock options, RSUs or other awards were owned by any of the above referenced directors.
(4)	Represents payment of dividends (dividend equivalent rights) on RSUs for 2021.

15

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are Corey M. Horowitz, our Chairman and Chief Executive Officer, David Kahn, our Chief Financial Officer and Secretary, and Jonathan Greene, our Executive Vice President. See backgrounds of Mr. Horowitz and Mr. Greene on page 9 of this Proxy Statement. The background of David Kahn, our Chief Financial Officer and Secretary, currently serves on our Board of Directors but is not a nominee for election at the 2022 Annual Meeting, is as follows:

David C. Kahn, CPA, age 70, has been our Chief Financial Officer since January 2004 and our Secretary since August 2012. Mr. Kahn was elected to our Board in April 2012. Since December 1989, Mr. Kahn has provided accounting and tax services on a consulting basis to private and public companies. From August 2000 until August 2012, Mr. Kahn served as a full-time faculty member of Yeshiva University in New York.

EXECUTIVE COMPENSATION

Named Executive Officers

For the year ended December 31, 2021, we have determined that (i) our Chief Executive Officer, and (ii) our most highly compensated executive officers other than our Chief Executive Officer who served in such capacity during 2021 and at the end of 2021 whose total compensation exceeded $100,000, are our Named Executive Officers (as defined on page 17), as follows:

Corey M. Horowitz, Chairman and Chief Executive Officer;

David Kahn, Chief Financial Officer; and

Jonathan Greene, Executive Vice President.

Compensation Overview

Network-1 Technologies, Inc. is a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission and the Company complies with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Disclosure and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee. All compensation for our Named Executive Officers is determined by the Compensation Committee of our Board of Directors which is composed only of independent directors. The Compensation Committee is responsible for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis. The Compensation Committee administers compensation plans for our Named Executive Officers and is responsible for recommending grants of equity awards under our stock incentive plan to the Board of Directors for approval. Our Chairman and Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, bonus compensation and equity awards for the other Named Executive Officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for our Named Executive Officers. The Compensation Committee has a formal written charter which is available on our website.

16

Advisory Vote on Executive Compensation. At our September 2021 annual meeting of stockholders, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote.  Our stockholders approved the compensation of our Named Executive Officers at the September 2021 annual meeting, with a majority of stockholder votes cast in favor of our say-on-pay resolution. As we evaluated our compensation practices, we were mindful of the support our stockholders expressed for our compensation practices.  As a result, following our annual review of our executive compensation, the Compensation Committee decided to retain our general approach to executive compensation. Our executive compensation for 2021 advances our retention goals and promotes both short-term and long-term performance of our executive officers and reflects our financial performance.

Summary Compensation Table

The following table summarizes compensation for the years ended December 31, 2021 and December 31, 2020, awarded to, earned by or paid to our Chief Executive Officer (“CEO”) and to each of our executive officers who received total compensation in excess of $100,000 for the year ended December 31, 2021 for services rendered in all capacities to us (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards($)(3)		All Other Compensation($)(1)		Total($)
Corey M. Horowitz	2021	$535,000	$1,976,000	(2)	$—		$38,500	(4)	$2,549,500
Chairman and Chief Executive Officer	2020	$527,000	$345,000	(2)	$—		$81,250	(4)	$953,250

David C. Kahn	2021	$175,000	$22,500		$—		$29,291	(5)	$226,791
Chief Financial Officer	2020	$175,000	$15,000		$25,200	(3)	$34,828	(5)	$250,028

Jonathan Greene	2021	$200,000	$40,000		$—		$36,120	(6)	$276,120
Executive Vice President	2020	$200,000	$25,000		$33,600	(3)	$43,000	(6)	$301,600
______________________________________________
(1)	We have concluded that the aggregate amount of perquisites and other personal benefits paid in 2021 and 2020 to either Mr. Horowitz, Mr. Kahn or Mr. Greene did not exceed $10,000.
(2)	Mr. Horowitz received the following cash incentive bonus payments for 2021: (i) an annual discretionary bonus of $175,000 and (ii) incentive bonus compensation of $1,801,000 pursuant to his employment agreement (see “Employment Agreements-Termination of Employment and Change In-Control Arrangements” below). Mr. Horowitz received the following cash incentive bonus payments for 2020: (i) an annual discretionary bonus of $125,000 and (ii) incentive bonus compensation of $220,000 pursuant to his employment agreement.
(3)	The amounts in this column represent the aggregate grant date fair value of restricted stock units awards granted to the Named Executive Officers computed in accordance with FASB ASC Topic 718. In accordance with SEC rules, the grant date fair value of an award that is subject to a performance condition is based on the probable outcome of the performance condition. See Note B[10] to our consolidated financial statements included in our Annual Report for a discussion of the assumptions made by the Company in determining the grant date fair value.
(4)	Includes 401 (k) matching funds contributions by the Company and profit sharing under the Company's 401 (k) Plan for the benefit of Mr. Horowitz of $38,500 for 2021 and $37,500 for 2020, respectively. Also includes dividends (dividend equivalent rights) on restricted stock units owned by Mr. Horowitz for 2021 of $-0- and 2020 of $43,750.

17

(5)	Includes 401 (k) matching funds contributions by the Company and profit sharing under the Company's 401 (k) Plan for the benefit of Mr. Kahn of $28,728 for 2021 and $30,453 for 2020. Also includes dividends (dividend equivalent rights) on restricted stock units owned by Mr. Kahn for 2021 and 2020 of $563 and $4,375, respectively.
(6)	Represents 401 (k) matching funds contributions by the Company and profit sharing under the Company's 401 (k) Plan for the benefit of Mr. Greene of $35,201 for 2021 and $37,500 for 2020. Also includes dividends (dividend equivalent rights) on restricted stock units owned by Mr. Greene for 2021 and 2020 of $919 and $5,500, respectively.

Narrative Disclosure to Summary Compensation Table

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

On March 22, 2022, we entered into a new employment agreement (“Agreement”) with Corey M. Horowitz, our Chairman and Chief Executive Officer, pursuant to which he continues to serve as our Chairman and Chief Executive Officer for a four year term (“Term”), at an annual base salary of $535,000 which shall be increased by 3% per annum during the Term.  The Agreement established an annual target bonus of $175,000 for our Chairman and Chief Executive Officer based upon performance.  During the year ended December 31, 2021 and December 31, 2020, our Chairman and Chief Executive Officer received an annual discretionary bonus of $175,000 and $125,000, respectively.

In addition, pursuant to the Agreement, we granted to our Chairman and Chief Executive Officer, under our 2013 Stock Incentive Plan (“2013 Plan”), 600,000 restricted stock units (the “RSUs”, each RSU awarded by us to our officers, directors and consultants represents a contingent right to receive one share of our common stock) which terms provided for vesting in four tranches, as follows: (1) 175,000 RSUs of which 100,000 RSUs shall vest on March 22, 2023 and 75,000 RSUs shall vest on March 22, 2024, subject to Mr. Horowitz’s continued employment by us through each such vesting date (the “Employment Condition”) (“Tranche 1”); (2) 150,000 RSUs shall vest if at any time during the Term our common stock (the “Common Stock”) achieves a closing price for twenty (20) consecutive trading days (“Closing Price”) of a minimum of $3.50 per share (subject to adjustment for stock splits) and the Employment Condition is satisfied through the date such minimum per share Closing Price is achieved (“Tranche 2”); (3) 150,000 RSUs shall vest if at any time during the Term of the Agreement our Common Stock achieves a Closing Price (as defined above) of a minimum of $4.00 per share (subject to adjustment for stock splits) and the Employment Condition is satisfied through the date such minimum per share Closing Price is achieved (“Tranche 3”); and (4) 125,000 RSUs shall vest if at any time during the term of the Agreement, our Common Stock achieves a Closing Price of a minimum of $4.50 per share (subject to adjustment for stock splits) and the Employment Condition is satisfied through the date such minimum per share Closing Price is achieved (“Tranche 4”).  In the event of a Change of Control (as defined), Termination Other Than for Cause (as defined) or a termination by Mr. Horowitz for Good Reason (as defined) in each case prior to the last day of the Term, the vesting of all RSUs (Tranches 1, 2, 3 and 4) shall accelerate (and not be subject to any conditions) and all RSUs shall become immediately fully vested. All RSUs granted by us to our officers, directors or consultants have dividend equivalent rights.

Under the terms of the Agreement, so long as Mr. Horowitz continues to serve as an executive officer of the Company, whether pursuant to the Agreement or otherwise, Mr. Horowitz shall also receive incentive compensation in an amount equal to 5% of our gross royalties or other payments from Licensing Activities (as defined) (without deduction of legal fees or any other expenses) with respect to our Remote Power Patent and a 10% net interest (gross royalties and other payments after deduction of all legal fees and litigation expenses related to licensing, enforcement and sale activities, but in no event shall he receive less than 6.25% of the gross recovery) of our royalties and other payments relating to Licensing Activities with respect to patents other than our Remote Power Patent (including all of our existing patent portfolios and our investment in ILiAD Biotechnologies) (collectively, the “Incentive Compensation”). During the year ended December 31, 2021 and December 31, 2020, Mr. Horowitz earned Incentive Compensation of $1,801,000 and $220,000, respectively.

18

The Incentive Compensation shall continue to be paid to Mr. Horowitz for the life of each of our patents with respect to licenses entered into with third parties during the Term or at any time thereafter, whether he is employed by us or not; provided, that, the employment of Mr. Horowitz has not been terminated by us “For Cause” (as defined) or terminated by him without “Good Reason” (as defined). In the event of a merger or sale of substantially all of our assets, we have the option to extinguish the right of Mr. Horowitz to receive future Incentive Compensation by payment to him of a lump sum payment, in an amount equal to the fair market value of such future interest as determined by an independent third party expert if the parties do not reach agreement as to such value. In the event that Mr. Horowitz’s employment is terminated by us “Other Than For Cause” (as defined) or by him for “Good Reason” (as defined), Mr. Horowitz shall also be entitled to (i) a lump sum severance payment of 12 months base salary, (ii) a pro-rated portion of the $175,000 target bonus provided bonus criteria have been satisfied on a pro-rated basis through the calendar quarter in which the termination occurs and (iii) accelerated vesting of all unvested options, RSUs or other awards.

In connection with the Agreement, Mr. Horowitz has also agreed not to compete with us as follows: (i) during the Term and for a period of 12 months thereafter if his employment is terminated “Other Than For Cause” (as defined) provided he is paid his 12 month base salary severance amount and (ii) for a period of two years from the termination date, if terminated “For Cause” by us or “Without Good Reason” by Mr. Horowitz.

David Kahn serves as our Chief Financial Officer on an at-will basis at a current annual base salary of $175,000. Mr. Kahn received a discretionary annual bonus of $22,500 for 2021 and $15,000 for 2020. On December 29, 2020, Mr. Kahn was granted 7,500 RSUs under the 2013 Plan, 50% of such RSUs vested on the one year anniversary of the grant (December 29, 2021) and 50% of such RSUs vest on the two year anniversary of the grant (December 29, 2022) subject to his continued employment. In addition, in the event Mr. Kahn’s employment is terminated without “Good Cause” (as defined), he shall receive (i) (a) 6 months base salary or (b) 12 months base salary in the event of a termination without “Good Cause” within 6 months following a “Change of Control” of the Company (as defined) and (ii) accelerated vesting of all remaining unvested shares underlying his options, RSUs or any other awards he may receive in the future.

Jonathan Greene serves as our Executive Vice President on an at-will basis at an annual base salary of $200,000. Mr. Greene received a discretionary annual bonus of $40,000 for 2021 and $25,000 in 2020. On December 29, 2020, Mr. Greene was granted 10,000 RSUs under the 2013 Plan, 50% of such RSUs vested on the one year anniversary of the date of grant (December 29, 2021) and 50% of such RSUs vest on the two year anniversary of the grant (December 29, 2022) subject to his continued employment. On January 18, 2022, Mr. Greene was granted 15,000 RSUs under the 2013 Plan, 50% of such RSUs vest on the one year anniversary of the date of grant (January 18, 2023) and 50% of such RSUs vest on the two year anniversary of the grant (January 18, 2024).

19

Profit Sharing 401(k) Plan

We offer all employees who have completed a year of service (as defined) participation in a 401(k) retirement savings plan. 401(k) plans provide a tax-advantaged method of saving for retirement. We expensed matching contributions and profit sharing of $102,500 and $105,500 under the 401(k) plan for the years ended December 31, 2021 and 2020, respectively.

OUTSTANDING EQUITY AWARDS AT YEAR-END

Outstanding Equity Awards at December 31, 2021

The following table sets forth information relating to unexercised options and unvested restricted stock units for each Named Executive Officer as of December 31, 2021:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market value of unearned shares, units or other rights that have not vested(1) ($)
	Exercisable	Unexercisable
Corey M. Horowitz Chairman and CEO	500,000	—	$1.19	11/01/22	—	$ —
David Kahn Chief Financial Officer	—	—	—	—	3,750(2)	$10,575
Jonathan Greene Executive Vice President	—	—	—	—	5,000(3)	$14,100

_____________________________

(1)	In accordance with SEC rules, market value is based on $2.82 per share representing the closing price of our common stock on the last trading day of the year.
(2)	Represents 3,750 restricted stock units, which vest on December 29, 2022, subject to Mr. Kahn’s continued employment by us.
(3)	Represents 5,000 restricted stock units, which vest on December 29, 2022, subject to Mr. Greene’s continued employment by us.

20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of July 15, 2022 for (i) each of our directors, (ii) each of our executive officers, (iii) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, and (iv) all of our executive officers and directors as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED(2)
Executive Officers and Directors: Corey M. Horowitz(3)	7,016,751	28.9%
CMH Capital Management Corp.(4)	2,291,372	9.6%
Niv Harizman(5)	279,735	1.2%
David C. Kahn(6)	116,053	*
Emanuel Pearlman(7)	105,809	*
Jonathan E. Greene(8)	85,717	*
Allison Hoffman(9)	68,061	*
All officers and directors as a group (6 Persons)	7,672,126	31.6%
5% Stockholders:
Steven D. Heinemann(10)	1,961,201	8.2%
Goose Hill Capital LLC(11)	1,376,068	5.8%

__________________________

*        Less than 1%.

(1)	Unless otherwise indicated, we believe that all persons named in the above table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Unless otherwise indicated, the address for each listed beneficial owner is c/o Network-1 Technologies, Inc., 65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840.
(2)	A person is deemed to be the beneficial owner of shares of common stock that can be acquired by such person within 60 days from July 15, 2022 upon the exercise of stock options or restricted stock units that vest within such 60 day period. Each beneficial owner's percentage ownership is determined by assuming that all stock options and restricted stock units held by such person (but not those held by any other person) and which are exercisable or vest within 60 days from July 15, 2022 have been exercised or vested. Assumes a base of 23,791,194 shares of our common stock outstanding as of July 15, 2022.

21

(3)	Includes (i) 3,703,368 shares of common stock held by Mr. Horowitz, (ii) 500,000 shares of common stock subject to currently exercisable stock options held by Mr. Horowitz, (iii) 2,157,097 shares of common stock held by CMH Capital Management Corp., an entity solely owned by Mr. Horowitz, (iv) 134,275 shares of common stock owned by the CMH Capital Management Corp. Profit Sharing Plan, of which Mr. Horowitz is the trustee, (v) 67,470 shares of common stock owned by Donna Slavitt, the wife of Mr. Horowitz, (vi) an aggregate of 452,250 shares of common stock held by two trusts and a custodian account for the benefit of Mr. Horowitz’s three children, and (vii) 2,291 shares of common stock held by Horowitz Partners, a general partnership of which Mr. Horowitz is a partner. Does not include 600,000 shares of common stock subject to restricted stock units owned by Mr. Horowitz that do not vest within 60 days of July 15, 2022.
(4)	Includes 2,157,097 shares of common stock owned by CMH Capital Management Corp. and 134,275 shares of common stock owned by CMH Capital Management Corp. Profit Sharing Plan. Corey M. Horowitz, by virtue of being the sole officer, director and shareholder of CMH Capital Management Corp. and the trustee of the CMH Capital Management Corp. Profit Sharing Plan, has the sole power to vote and dispose of the shares of common stock owned by CMH Capital Management Corp. and the CMH Capital Management Corp. Profit Sharing Plan.
(5)	Includes 279,735 shares of common stock. Does not include 7,500 shares of common stock subject to restricted stock units owned by Mr. Harizman that do not vest within 60 days from July 15, 2022.
(6)	Includes 116,053 shares of common stock. Does not include 3,750 shares of common stock subject to restricted stock units owned by Mr. Kahn that do not vest within 60 days from July 15, 2022.
(7)	Includes 105,809 shares of common stock. Does not include 7,500 shares of common stock subject to restricted stock units owned by Mr. Pearlman that do not vest within 60 days from July 15, 2022.
(8)	Includes 85,717 shares of common stock. Does not include 20,000 shares of common stock subjected to restricted stock units owned by Mr. Greene that do not vest within 60 days from July 15, 2022.
(9)	Includes 68,061 shares of common stock. Does not include 7,500 shares of common stock subject to restricted stock units owned by Ms. Hoffman that do not vest within 60 days from July 15, 2022.
(10)	Includes 585,133 shares of common stock owned by Mr. Heinemann and 1,376,068 shares of common stock owned by Goose Hill Capital LLC. Goose Hill Capital LLC is a limited liability company of which Mr. Heinemann is the sole member. Mr. Heinemann, by virtue of being the sole member of Goose Hill Capital LLC, has the sole power to vote and dispose of the shares of common stock owned by Goose Hill Capital LLC. The aforementioned beneficial ownership is based upon Amendment No. 9 to Schedule 13G filed by Mr. Heinemann with the SEC on February 4, 2022. The address for Mr. Heinemann is c/o Goose Hill Capital, LLC, 12378 Indian Road, North Palm Beach, Florida 33408.

(11)	Includes 1,376,068 shares of common stock. Steven D. Heinemann, by virtue of being the sole member of Goose Hill Capital LLC, has the sole power to vote and dispose of the shares of common stock owned by Goose Hill Capital LLC. The aforementioned beneficial ownership is based upon Amendment No. 9 to Schedule 13G filed by Mr. Heinemann with the SEC on February 4, 2022. The address for Goose Hill Capital LLC is 12378 Indian Road, North Palm Beach, Florida 33408.

22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 27, 2021, the Company repurchased from Emanuel Pearlman, a director of the Company, 40,000 shares of its common stock at a purchase price of $3.27 per share for an aggregate purchase price of $130,800.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee has responsibility for reviewing and approving related-persons transactions in accordance with its charter. A related person is any executive officer, director, nominee for director or more than 5% stockholder of the Company, including immediate family members, and any entity owned or controlled by such persons. In addition, pursuant to our Code of Ethics, all of our officers, directors and employees are to avoid conflicts of interest and to refrain from taking part or exercising influence in any transaction in which such party’s personal interest may conflict with the best interest of the Company. Except for provisions of the Audit Committee Charter, there are no written procedures governing review of related-persons transactions.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee report shall not be deemed to “soliciting material” and has not been “filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board.  Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, Friedman LLP, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and management’s evaluations of the Company’s system of internal controls over financial reporting contained in the 2021 Annual Report on Form 10-K.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Committee has discussed with Friedman LLP (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (ii) the independence of Friedman LLP from the Company and management. The Audit Committee received the written disclosures and the confirming letter from Friedman LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with Friedman LLP its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the SEC on March 30, 2022.

The Audit Committee – Emanuel Pearlman (Chairman) and Allison Hoffman

23

PROPOSAL 2

APPROVAL OF THE NETWORK-1 TECHNOLOGIES, INC.
2022 STOCK INCENTIVE PLAN

Proposal

The Board believes that stock-based incentive awards play an important role in our success by encouraging and enabling our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire an equity interest in our company. The Board believes that providing such persons with a direct stake in our company assures a closer identification of the interests of such individuals with those of our company and its stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with Network-1.

On July 25, 2022, the Board adopted, subject to stockholder approval, the Network-1 2022 Stock Incentive Plan (the “Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. A copy of the Plan is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

If the Plan is approved, we intend to discontinue granting awards under our 2013 Stock Incentive Plan (the “2013 Plan”).

As of June 30, 2022, there were outstanding:

•	a stock option to acquire 500,000 shares of common stock under our equity compensation plans, with an exercise price per share of $1.19 and an expiration date of November 1, 2022;
•	235,000 unvested restricted stock unit awards with time-based vesting outstanding under our equity compensation plans; and
•	425,000 unvested restricted stock unit awards with performance-based vesting outstanding under our equity compensation plans.

Other than the foregoing, no awards were outstanding under our equity compensation plans as of June 30, 2022. As of June 30, 2022, there were 1,212,938 shares of common stock available for awards under our 2013 Plan.

24

Summary of Material Features of the Plan

The material features of the Plan are:

•	The maximum number of shares of common stock to be issued under the Plan is 2,300,000, which represents 1,087,062 shares more than the number of shares remaining available for issuance under the 2013 Plan as of June 30, 2022;
•	The award of stock options (both incentive and non-qualified options), restricted stock units, restricted stock, stock appreciation rights, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;
•	Shares tendered or held back for taxes will not be added back to the reserved pool under the Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the Plan;
•	Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;
•	No more than 1,000,000 shares subject to an award may be granted to any individual grantee in any calendar year period.
•	Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;
•	Any material amendment to the Plan is subject to approval by our stockholders; and
•	The term of the Plan will expire on September 20, 2032, ten years from the date of the Annual Meeting.

Based solely on the closing price of our common stock or $2.40 as reported by NYSE American on June 30, 2022 and the maximum number of shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the common stock that could potentially be issued under the Plan is $5,520,000. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan, will be added back to the shares of common stock available for issuance under the Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the Plan to cover the exercise price or tax withholding and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Plan.

25

Rationale for Adoption of the 2022

We previously adopted the 2013 Plan. The 2013 Plan is scheduled to expire in October 2023. As of June 30, 2022, 1,212,938 shares were available for issuance under the 2013 Plan. Accordingly, the Plan is important to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-management director compensation. Our Compensation Committee and the Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our growth and success.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our compensation plans in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. By doing so, we link the interests of our employees with those of our stockholders and motivate our employees to act as owners of the business.

If the Plan is approved by our stockholders, we will have approximately 2,300,000 shares available for grant after the Annual Meeting. Our Compensation Committee determined the size of reserved pool under the Plan based on an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to adopt the Plan is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain and motivate employees for at least five years.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Administration. The Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. The Compensation Committee may delegate to a committee consisting of one or more of our officers the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All of our full or part-time employees, non-employee directors and consultants are eligible to participate in the Plan, subject to the discretion of the administrator. As of June 30, 2022, approximately seven individuals would have been eligible to participate in the Plan had it been effective on such date, which includes three executive officers, three non-employee directors and one consultant. There are certain limits on the number of awards that may be granted under the Plan. Awards of no more than 1,000,000 shares may be granted to any one individual during any one calendar year period. No more than 1,000,000 shares of common stock may be issued in the form of incentive stock options in any one calendar period.

26

Stock Options. The Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Network-1 and its subsidiaries. Non-qualified options may be granted to employees, non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on NYSE American. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other service relationship) with the company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code.

27

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment (or other service relationship) with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends but dividends payable with respect to restricted stock awards shall not be paid unless and until the award vests.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Unrestricted Stock Awards. The Compensation Committee may also grant (or sell at par value or such higher price determined by the Compensation Committee) shares of common stock that are free from any restrictions under the Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of an award of Restricted Stock Units or as a freestanding award and will be paid only if the related award becomes vested. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Compensation Committee may grant cash bonuses under the Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. In the event of a “sale event,” as defined in the Plan, awards under the Plan may be assumed, continued or substituted. All awards will terminate in connection with a sale event unless they are assumed by the successor entity. To the extent the parties to such “sale event” do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the “sale event”, the Plan and all outstanding Awards granted thereunder shall terminate. In the event of such termination, (i) we shall have the option (in our sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding awards, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the sale price multiplied by the number of shares of stock subject to such outstanding awards (to the extent then vested or, in the case of Options and Stock Appreciation Rights, exercisable at prices not in excess of the sale price) and (B) if applicable, the aggregate exercise price (if any) of such outstanding awards; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the “sale event” as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee, but in such case the Board shall first accelerate the exercisability of such Options and Stock Appreciation Rights prior to termination.

28

Adjustments for Stock Dividends, Stock Splits, Etc. The Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits, reorganization, recapitalization; reclassification and similar events.

Tax Withholding.  Participants in the Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require our tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due.

Amendments and Termination. The Board may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NYSE American, any amendments that materially change the terms of the Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive stock options.

Effective Date of Plan. The Plan was approved by our Board on July 25, 2022. Awards of incentive stock options may be granted under the Plan until September 20, 2032. No other awards may be granted under the Plan after the date that is ten years from the date of stockholder approval.

29

New Plan Benefits

Because the grant of awards under the Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2021: each named executive officer; all current executive officers, as a group; and all current directors who are not executive officers, as a group; (there were no current employees who are not executive officers):

Time-Based Restricted Stock Units
Name and Position	Dollar Value ($)(1)	Number of Awards (#)
Corey M. Horowitz, Chairman and Chief Executive Officer	—	—
David Kahn, Chief Financial Officer	—	—
Jonathan Greene, Executive Vice President	—	—
All current executive officers, as a group	—	—
All current directors who are not executive officers, as a group	140,864(2)	45,000

____________________

(1)	The amounts included in this column represent the grant date fair value of restricted stock unit awards granted to non-management directors computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of restricted stock awards are described in Note B[10] to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.
(2)	Represents the aggregate grant date fair value for the group.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the 2022 Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

30

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

31

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2021 regarding shares of common stock that may be issued under our equity compensation plans, consisting of our 2013 Plan. The 2013 Plan provides for the issuance of incentive and non-qualified stock options, restricted stock, and other equity awards to our employees, officers, directors, consultants and advisors. The 2013 Plan was approved by the Stockholders in October 2013.

The following table summarizes share and exercise price information for our equity compensation plans as of December 31, 2021.

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	12,500(3)	$ —	1,837,500

Equity compensation plans not approved by security holders	500,000(4)	$ 1.19	—

Total	512,500	$ 1.19	1,837,500

______________________________

(1)	The weighted average exercise price is based solely on the exercise price of the outstanding options to purchase shares of our common stock. It does not reflect the shares of our common stock that will be issued upon the vesting of outstanding awards of restricted stock units which have no exercise price.
(2)	Consists of awards under the 2013 Plan.
(3)	Consists of shares issuable upon vesting of outstanding restricted stock units.
(4)	Represents an individual option grant to our Chairman and Chief Executive Officer outside of, and prior to the establishment of, the 2013 Stock Incentive Plan in October 2013 referred to in the above table. The option agreement pertaining to such option grant contains customary anti-dilution provisions.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote of this Proposal 2 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NETWORK-1 TECHNOLOGIES, INC. 2022 STOCK INCENTIVE PLAN.

32

PROPOSAL 3

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER COMPENSATION

As a matter of corporate governance and as required by Section 14A(a)(1) of the Exchange Act, we are asking our stockholders to approve a non-binding advisory resolution on our named executive officer compensation as reported in this Proxy Statement.

The following proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote for the following resolution.

RESOLVED, that the stockholders of Network-1 Technologies, Inc. (the “Company”) hereby approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the narrative discussion in the section entitled “Executive Compensation”, the summary compensation table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2022 Annual Meeting of Stockholders.

Before you vote, we recommend that you read the Executive Compensation section of this Proxy Statement for additional details on our executive compensation.

This vote is advisory, and therefore not binding on us, the Board or the Compensation Committee. However, out Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted on this Proposal 3 at the Annual Meeting, present in person or by proxy is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION.

33

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Friedman LLP (“Friedman”) has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2021. The Audit Committee of the Board of Directors has re-appointed Friedman as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the Charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Friedman for ratification by stockholders as a matter of good corporate practice. The Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of Friedman as auditors, at any time during the 2022 fiscal year, if it deems such change to be in the best interest of the Company. If the stockholders do not ratify the selection of Friedman, the Audit Committee will review the Company’s relationship with Friedman and take such action as it deems appropriate, which may include continuing to retain Friedman as the Company’s independent registered public accounting firm. A representative of Friedman is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Audit Fees

Friedman, our independent registered public accounting firm, billed us aggregate fees of $135,535 and $125,211 for the years ended December 31, 2021 and December 31, 2020, respectively, for the audit of our annual financial statements, review of our financial statements included in our Form 10-Qs and for other services in connection with statutory or regulatory filings.

Audit Related Fees, Tax Fees and All Other Fees

Friedman provided various tax compliance services for which it billed us $22,890 and $33,577, respectively, for the years ended December 31, 2021 and December 31, 2020. Friedman did not render any other professional services other than those discussed above for the years ended December 31, 2021 and December 31, 2020.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee Charter provides that our Audit Committee must comply with SEC rules to maintain auditor independence as set forth in Rule 2-01(c)(7)(i) of Regulation S-X. The Audit Committee has a policy to pre-approve all audit and permissible non-audit services to be provided by our independent registered public accounting firm.  All the services above were approved in advance by our Audit Committee.

34

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares entitled to vote on this Proposal 4 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2023 must submit a notice containing the proposal in proper form consistent with Rule 14a-8 of the Exchange Act, addressed to the attention of our Corporate Secretary at our address set forth on the first page of this Proxy Statement, not later than April 12, 2023.

If a stockholder submits a proposal after the April 12, 2023 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our annual meeting of stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2022 to be held in 2023, the proposal, which must be presented in a manner consistent with procedures in our Bylaws and applicable law, must be submitted to our Corporate Secretary in proper form at the address set forth above so that it is received by our Corporate Secretary not earlier than the close of business on the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting; provided further, in the event that less than 100 days notice of prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the 10th day following the earlier of (i) the day on which notice of the annual meeting was mailed, or (ii) such public disclosure was first made of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

Under our Bylaws, to be in proper form, each such notice must set forth as to each matter the stockholder proposes to bring before the meeting (except for the submission of Board nominations – see page 14 of this Proxy Statement and our Bylaws for required procedures): (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business; (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration); (iii) a complete and accurate description of all agreements, arrangements and understandings between or among such stockholder and such beneficial owner, if any, and any other person or persons (including their names and addresses) in connection with the proposal of such business by such stockholder; and (iv) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made such information as required in accordance of Section 8(b) and 8(c) of our Bylaws.

35

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JULY 26, 2022. COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE FORM 10-K, WITHOUT EXHIBITS, WILL BE PROVIDED UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE. A WRITTEN REQUEST FOR THE FORM 10-K SHOULD BE MADE TO:

NETWORK-1 TECHNOLOGIES, INC.

65 LOCUST AVENUE, 3RD FLOOR

NEW CANAAN, CONNECTICUT 06840

ATTENTION: SECRETARY

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By Order of the Board of Directors,

August 5, 2022	/s/ Corey M. Horowitz
Corey M. Horowitz
Chairman and Chief Executive Officer Chairman of the Board of Directors

36

EXHIBIT A

NETWORK-1 TECHNOLOGIES, INC.
2022 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Network-1 Technologies, Inc. 2022 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Network-I Technologies, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire an equity interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means a corporation, partnership, trust or unincorporated enterprise which is a member of the Company’s controlled group, within the meaning of Code Section 414(b) and (c).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated Award granted pursuant to Section 10.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

A-1

“Consultant” means a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends granted pursuant to Section 11.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the New York Stock Exchange (including NYSE American), National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations as of the close of the market. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares granted pursuant to Section 7.

“Restricted Stock Units” means an Award of stock units granted pursuant to Section 6.

“Sale Event” means the consummation of (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or

A-2

successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an officer, employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means a stock appreciation right Award granted pursuant to Section 8.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or Subsidiary.

“Unrestricted Stock Award” means an Award of shares of Stock granted pursuant to Section 9.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)       Administration of Plan. The Plan shall be administered by the Administrator.

(b)       Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)       to select the individuals to whom Awards may from time to time be granted;

A-3

(ii)       to determine the time or times of grant, and the extent, if any, of Incentive Stock Option, Non-Qualified Stock Options, Restricted Stock Units, Restricted Stock Awards, Stock Appreciation Rights, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)       to determine the number of shares of Stock to be covered by any Award;

(iv)      to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)       to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)      subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)     at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)       Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)       Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)       Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

A-4

(f)       Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries may operate or may have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)       Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,300,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, Awards for no more than 1,000,000 shares of the Stock may be granted to any one individual during any one calendar year period, and no more than 1,000,000 may be issued in the form of Incentive Stock Options in any one calendar period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

A-5

(b)       Changes in Stock. Subject to this Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)       Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Awards, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Awards (to the extent then vested or, in the case of Options and Stock Appreciation Rights, exercisable at prices not in excess of the Sale Price) and (B) if applicable, the aggregate exercise price (if any) of such outstanding Awards; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee, but in such case the Board shall first accelerate the exercisability of such Options and Stock Appreciation Rights prior to termination. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option, Stock Appreciation Right or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed, amended or paid for a Stock Option, Stock Appreciation Right or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

A-6

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such officers, employees (part-time or full-time), Non-Employee Directors or Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

(a)       Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)       Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)       Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)       Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

A-7

(e)       Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company or the Company’s stock plan administrator, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i)       In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)       Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)       By the optionee delivering to the Company or the Company’s stock plan administrator a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)       With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)       Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company (or its parent, if applicable) and Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, the portion that exceeds the limit shall constitute a Non-Qualified Stock Option.

A-8

SECTION 6. RESTRICTED STOCK UNITS

(a)       Award of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)       Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)       Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)       Termination. Except as may otherwise be provided in any applicable employment agreement or other service agreement between the Company or an Affiliate and the grantee or by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

A-9

SECTION 7. RESTRICTED STOCK AWARDS

(a)       Award of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)       Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and only to the extent the Restricted Stock Award vests. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company or the Company’s transfer agent until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)       Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided in any applicable employment agreement or other service agreement between the Company or an Affiliate and the grantee or by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)       Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

A-10

SECTION 8. STOCK APPRECIATION RIGHTS

(a)       Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)       Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)       Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)       Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

(a)       Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

A-11

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a)       Award of Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. In no event shall dividends or Dividend Equivalent Rights be paid with respect to Options or Stock Appreciation Rights. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or multiple installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)       Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TRANSFERABILITY OF AWARDS

(a)       Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)       Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that a grantee who is an employee or director may transfer his or her Awards other than Incentive Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

A-12

(c)       Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)       Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a)       Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)       Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

A-13

SECTION 14. SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award, including without limitation, the deferral, extension, acceleration or modification of an Award, or the election to receive compensation in the form of RSUs, is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)       Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b)       For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)        a transfer of employment from an Affiliate to the Company or from the Company to an Affiliate, or from one Affiliate to another Affiliate; or

(ii)       an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

A-14

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a)       No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)       Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

A-15

(c)       Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)       Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)       Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)       Clawback Policy. To the extent the Company has adopted a clawback policy, Awards under the Plan shall be subject to such clawback policy, as in effect from time to time.

(g)       Awards Under Prior Plan. Notwithstanding anything herein to the contrary, equity awards granted under the Company’s 2013 Stock Incentive Plan (the “2013 Plan”) shall continue to be governed by the terms and provisions of the 2013 Plan under which such awards were granted.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: July 25, 2022

DATE APPROVED BY STOCKHOLDERS: [                      ], 2022

A-16

ANNUAL MEETING OF STOCKHOLDERS OF

# NETWORK-1 TECHNOLOGIES, INC.

**September 20, 2022**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**VIRTUALLY AT THE MEETING** - Network-1 Technologies, Inc. will conduct its 2022 Annual Meeting of Stockholders in virtual meeting format only, conducted by live webcast. You may attend and vote during the virtual annual meeting. To attend the virtual meeting, please visit https://web.lumiagm.com/201466103 and provide the password network2022. Be sure to have your control number available.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**: The Notice of Meeting, proxy statement and proxy card are available at http://www.network-1.com/sec/proxy2022/.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530303000000000100 3 092022

**THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. Election of Directors: **SEE INSTRUCTIONS BELOW TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S).**

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

**NOMINEES:**
- ○ Corey M. Horowitz
- ○ Jonathan Greene
- ○ Emanuel Pearlman
- ○ Niv Harizman
- ○ Allison Hoffman

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To approve the Network-1 Technologies, Inc. 2022 Stock Incentive Plan. | ☐ | ☐ | ☐ |
| 3. To approve, by non-binding advisory vote, the resolution approving named executive officer compensation. | ☐ | ☐ | ☐ |
| 4. To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. | ☐ | ☐ | ☐ |

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2021 Annual Report on Form 10-K.

**This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, the proxy will be voted (1) "For" the election of each of the nominees for director; (2) "For" approval of the 2022 Stock Incentive Plan; (3) "For" approval, by non-binding advisory vote, of the resolution approving named executive officer compensation, and (4) "For" the ratification of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING VIRTUALLY. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

# NETWORK-1 TECHNOLOGIES, INC.

**September 20, 2022**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, proxy statement and proxy card are available at http://www.network-1.com/sec/proxy2022/.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530303000000000100 3 092022

**THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. Election of Directors: **SEE INSTRUCTIONS BELOW TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S).**

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

**NOMINEES:**
- ○ Corey M. Horowitz
- ○ Jonathan Greene
- ○ Emanuel Pearlman
- ○ Niv Harizman
- ○ Allison Hoffman

**INSTRUCTIONS:**
To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To approve the Network-1 Technologies, Inc. 2022 Stock Incentive Plan. | ☐ | ☐ | ☐ |
| 3. To approve, by non-binding advisory vote, the resolution approving named executive officer compensation. | ☐ | ☐ | ☐ |
| 4. To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. | ☐ | ☐ | ☐ |

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2021 Annual Report on Form 10-K.

**This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, the proxy will be voted (1) "For" the election of each of the nominees for director; (2) "For" approval of the 2022 Stock Incentive Plan; (3) "For" approval, by non-binding advisory vote, of the resolution approving named executive officer compensation, and (4) "For" the ratification of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING VIRTUALLY. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# NETWORK-1 TECHNOLOGIES, INC.

**65 Locust Avenue, Third Floor**

**New Canaan, Connecticut 06840**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints Corey M. Horowitz and Jonathan Greene, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Network-1 Technologies, Inc., to be held on Tuesday, September 20, 2022 at 10:00 a.m., live via the Internet at https://web.lumiagm.com/201466103 and at any adjournments or postponements thereof, as follows:

**(Continued and to be marked, dated and signed on the reverse side.)**

1.1 14475